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Alpha Alternative Assets Fund

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Alpha Alternative Assets Fund

(formerly A3 Alternative Income Fund)

500 Newport Center Drive, Suite 680

Newport Beach, CA 92660

NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

September 9, 2022

Dear Shareholder,

This notice is being furnished to the shareholders of the Alpha Alternative Assets Fund, a continuously offered, non-diversified, closed-end management investment company operating as an interval fund (the “Fund”), to inform shareholders of the approval of (1) a new management agreement between Alpha Growth Management LLC (“Alpha”) and the Fund (the “New Advisory Agreement”); (2) a new subadvisory agreement between Haven Asset Management (Interval Funds) LLC (the “Subadviser”) and Alpha with respect to the Fund (the “Subadvisory Agreement”); (3) the election of four new trustees to the Fund’s Board of Trustees (the “New Trustees”); and (4) a change in the Fund’s fundamental investment policy with respect to industry concentration.

As discussed in more detail in the Information Statement, at a special meeting of the Fund’s Board of Trustees (the “Board”) held on August 4, 2022, the Board approved the New Advisory Agreement, the Subadvisory Agreement and the New Trustees. Additionally, the holders of a majority of the Fund’s outstanding voting securities as of September 1, 2022 approved the New Advisory Agreement, the Subadvisory Agreement, the New Trustees and revised fundamental policy with respect to industry concentration via written consent.

The Board is not soliciting your proxy or consent in connection with the approval of the New Advisory Agreement, the Subadvisory Agreement or the New Trustees. Pursuant to rules under the Securities Exchange Act of 1934, this Information Statement must be sent to shareholders at least 20 calendar days prior to the earliest date on which these changes may take effect. This Information Statement will be distributed on or about September 9, 2022, to shareholders of record as of the Record Date. You are urged to read the Information Statement in its entirety for a description of the actions taken by shareholders representing a majority of the outstanding voting securities of the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

Gobind Sahney

President

Alpha Alternative Assets Fund

ALPHA ALTERNATIVE ASSETS FUND

(formerly A3 Alternative Income Fund)

500 Newport Center Drive, Suite 680

Newport Beach, CA 92660

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

This Information Statement is furnished to the shareholders of Alpha Alternative Assets Fund, a continuously offered, non-diversified, closed-end management investment company operating as an interval fund and organized as a Delaware statutory trust (the “Fund”), to inform shareholders of the approval of (1) a new management agreement between Alpha Growth Management LLC (“Alpha”) and the Fund (the “New Advisory Agreement”); (2) a new subadvisory agreement between Haven Asset Management (Interval Funds) LLC (the “Subadviser”) and Alpha with respect to the Fund (the “Subadvisory Agreement”); (3) the election of four new trustees to the Fund’s Board of Trustees (“New Trustees”); and (4) a change in the Fund’s fundamental investment policy with respect to industry concentration.

As discussed in more detail in the Information Statement, at a special meeting of the Fund’s Board of Trustees (the “Board”) held on August 4, 2022, the Board approved the New Advisory Agreement, the Subadvisory Agreement and the New Trustees. Additionally, the holders of a majority of the Fund’s outstanding voting securities as of September 1, 2022 approved the New Advisory Agreement, the Subadvisory Agreement, New Trustees and revised fundamental policy with respect to industry concentration via written consent.

The Fund’s most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling (877) 774-7724 or by visiting funds.alphagrowthmgmt.com.

ITEM 1

APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN

ALPHA GROWTH MANAGEMENT LLC. AND THE FUND

Background

A3 Financial Investments LLC ( “A3”) served as investment adviser to Alpha Alternative Assets Fund (the “Fund”) since its inception on September 30, 2019, pursuant to a Management Agreement dated August 27, 2019 (the “Previous Agreement”). A3 provided written notice to the Fund’s Board of Trustees (the “Board” on August 1, 2022 that A3 intended to assign the Previous Agreement to Alpha Growth Management LLC (“Alpha”) effective at the close of business on August 31, 2022. Once assigned, the Previous Agreement would be terminated as of the effective date of the assignment. To address this development, the Board called a special meeting (discussed below) at which it approved an interim advisory agreement (the “Interim Agreement”) and a new advisory agreement (the “New Advisory Agreement”) between Alpha and the Fund. Alpha began managing the Fund as its investment adviser under the Interim Agreement on September 1, 2022. The Interim Agreement will remain in effect for at least 20 calendar days after the distribution of this Information Statement to shareholders. The terms of the Interim Agreement, including the amount of compensation payable to Alpha thereunder, are identical to the terms of the Previous Agreement, except for the effective date, termination date, and the substitution of “Alpha” as the Fund’s adviser. Additionally, fees earned by Alpha under the Interim Agreement will be held in a separate escrow account pending shareholder approval of the New Advisory Agreement. Upon the effectiveness of the New Advisory Agreement approved by the written consent of shareholders representing a majority of the Fund’s outstanding shares, the escrowed management fees will be paid to Alpha.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an assignment of a fund’s investment advisory agreement results in the automatic termination of the agreement, by its terms, as required by the 1940 Act. Therefore, the “assignment” caused automatic termination of the Previous Agreement, effective September 1, 2022.

At a special meeting of the Board of Trustees of the Fund (the “Board”) held on August 4,, 2022, the Board, including a majority of Trustees who are not interested persons of the Fund or the Adviser (“Independent Trustees”) approved (i) effective the date of the Previous Agreement assignment the Interim Agreement, as permitted by Rule 15a-4 under the 1940 Act, and (ii) the New Advisory Agreement, subject to shareholder approval, to take effect no sooner than 20 calendar days after this Information Statement was sent to shareholders, which is anticipated to be on or about September 29, 2022 (the “Effective Date”).

The 1940 Act requires that advisory agreements, such as the New Advisory Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Pursuant to Article V, Section 4 of the Fund’s Agreement and Declaration of Trust, and the requirements of the 1940 Act, the holders of a majority of the Fund’s outstanding voting securities as of September 1, 2022 approved the New Advisory Agreement by written consent. The Interim Agreement allows Alpha to manage the Fund during the period after the effective date of the assignment, but prior to the Effective Date of the New Advisory Agreement.

The New Advisory Agreement is identical to the Previous Agreement (including with respect to management fees), except that the adviser and, dates of execution, effectiveness, and expiration have been changed. The fees to be charged under the Interim Agreement are identical to the fees charged under the Previous Agreement and New Advisory Agreement.

Gobind Sahney, Chief Executive Officer of Alpha, is serving as the Fund’s primary portfolio manager under the Interim Agreement and is expected to continue to be the lead portfolio manager for the Fund upon the effectiveness of the New Advisory Agreement. In managing the Fund, Alpha will focus the Fund’s investment exposure on life settlement, structured settlements, life insurance securities, and other investments tied to the aging of the U.S. and global populations. The Fund’s principal strategies and risks will be changed as a result of the transition to Alpha as the Fund’s investment advisor. The Funds new investment objective of seeking income and capital appreciation is substantially similar to its current investment objective of seeking total return.

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In connection with the Previous Agreement, the Fund and A3 entered into an operating expenses limitation agreement, under which A3 agreed to limit the Fund’s operating expenses (as described below) to 1.95% per annum of the Fund’s average daily net assets, subject to certain exclusions. This expenses limitation agreement terminated automatically upon termination of the Previous Agreement. At the August 4, 2022 meeting of the Board, the Board approved an operating expenses limitation agreement with Alpha to cover the period, during which the Interim Agreement would be in effect, and an operating expenses limitation agreement in connection with the New Advisory Agreement, the latter of which to remain in effect until at least January 31, 2024 (together, the “New Operating Expenses Limitation Agreements”).

The Previous Agreement and New Advisory Agreement

The Board, including a majority of Independent Trustees, first approved the fund’s initial advisory agreement, dated August 27, 2019, at an in-person meeting held on July 17, 2019. That initial advisory agreement was replaced by the Previous Agreement approved by the Board at a special meeting held on March 23, 2021. The Previous Agreement was last submitted for shareholder approval when it was approved by the holders of a majority of the Fund’s outstanding shares on April 1, 2021. Under the terms of the Previous Agreement, A3 was entitled to receive a management fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For such compensation, A3 furnished a continuous investment program for the Fund, including managing the investment and reinvestment of Fund assets and determining what investments will be purchased, held, sold or exchanged. Additionally, A3 was responsible for paying the salaries and expenses of its own employees and was responsible for paying all advertising, promotion and distribution expenses incurred in connection with the Fund’s shares, to the extent such expenses are not permitted to be paid by the Fund.

A3 and the Fund entered into an operating expenses limitation agreement under which the Adviser agreed, until at least January 31, 2023, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs), to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.95% per annum of the Fund’s average daily net assets.

Alpha and the Fund have entered into the New Expense Limitation Agreements under which Alpha has agreed, until at least January 31, 2024 to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund and the organizational and offering expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses, distribution and shareholder servicing fees, and extraordinary expenses), to the extent that its management fees plus the Fund’s expenses exceed 2.40% per annum of the Fund’s average daily net assets. The Expense Limitation Agreement may not be terminated by Alpha, but it may be terminated by the Board of Trustees, upon 60 days written notice to Alpha.

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During the fiscal year ended September 30, 2021, A3 earned $170,608 in management fees under the Previous Agreement. During the same period, A3 waived fees and reimbursed expenses in the amount of $356,998.

The New Advisory Agreement will continue in effect for an initial period of two years from the Effective Date, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by a majority of the outstanding voting securities of the Fund or by vote of the Fund's Board, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Independent Trustees, that is, a majority of the Trustees of the Fund who are not parties to the New Advisory Agreement or "interested persons" of any party to the New Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. As with the Previous Agreement, the New Advisory Agreement automatically terminates upon assignment and may be terminated: on sixty (60) days written notice at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement may be terminated at any time and without payment of penalty by the Adviser on one-hundred twenty days’ notice to the Fund.

The New Advisory Agreement, Interim Agreement and Previous Agreement provide that the investment adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the respective management agreement.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory in its entirety. The description in this Information Statement of the New Advisory Agreement is only a summary.

Information Regarding Alpha

Alpha has its principal place of business at 500 Newport Center Drive, Suite 680, Newport Beach, CA 92660. Alpha is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The name, address and principal occupation of the principal executive officer and each director or general partner of Alpha are set out in the table below:

Name	Title	Principal Occupation (last 5 or more years)
Gobind Sahney*	Chief Executive Officer, Principal and Founder	•Alpha Growth Plc: 2015 to Present •Alpha Longevity Management Ltd.: 2014 to Present •Providence Life Assurance Company Ltd: 2021 to Present •GO Services LLC: 2019 to Present

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Jason Sutherland*	Principal and Founder

•Peach Holdings: Feb 2000- July 2012

•Peachtree Asset Management: March 2008- July 2012

•Citadel Financial Ltd.: July 2012- Nov 2013

•DRB Financial Solutions: Nov 2013-Aug 2020

•DRB Capital: Aug 2020- Present

*	The address of each officer and director is 500 Newport Center Drive, Ste. 680, Newport Beach, CA 92660.

Alpha is majority owned and controlled by Alpha Growth PLC.

Evaluation by the Board of Trustees

At a meeting of the Board held on August 4, 2022, the Board, including a majority of the Independent Trustees, considered the approval of the New Advisory Agreement and the Interim Agreement (together, the “Agreements”). In considering the approval of the Agreements, the Fund’s Trustees (the “Trustees”) received materials specifically relating to Alpha and the Agreements.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by Alpha;(2) the investment performance and the performance of funds and accounts managed by the Adviser; (3) the cost of services to be provided and the profits to be realized by Alpha and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of Independent Trustee counsel (the “Counsel”) and their own business judgment in determining the aforementioned material factors to be considered in evaluating the Agreements and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Agreements.

Nature, Extent, and Quality of Services Provided by Alpha. Counsel reviewed for the Board the 15(c) documents provided in the Board Materials that related to Alpha with respect to both Agreements. In addition, at Counsel’s request, Mr. Sahney introduced himself to the Board and provided a brief professional biography. Mr. Sahney noted that Alpha was a wholly owned subsidiary of Alpha Growth PLC (“PLC”), a specialty asset management company focused on longevity-based assets. Mr. Sahney noted that PLC, through Alpha, desired to manage a registered fund in the longevity asset space because of the demand for such products and the company’s extensive experience in this relatively complex and niche space. Mr. Sahney noted that while various institutional investors and registered investment advisers wanted exposure to longevity-based assets, there were no registered funds specializing in such assets, and these investors did not have the specialized expertise and relationships needed to structure products and invest directly in such assets. Mr. Sahney further explained how such products benefited interval funds like the Fund specifically. Mr. Sahney then spoke about the quality of the Subadvisor, and the advantage created by employing the services of the Subadviser once the New Advisory Agreement becomes effective.

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In response to a call for questions from the Board, representatives of A3 then spoke about the advantages of using Alpha as the adviser, and expressed their confidence in Alpha being the ideal partner for the Fund and the Fund’s shareholders. The Trustees noted that Alpha was well-suited to manage the Fund.

Mr. Sahney then spoke about the resources of Alpha and Alpha’s future plans. In response to a question, Mr. Sahney discussed Alpha’s financial resources, the financial statements of PLC, and the level of services and resources that Alpha would devote in managing the Fund.

The Board agreed that the experience of the advisory personnel was impressive, and that Alpha was well positioned to manage the Fund’s strategy, particularly given Alpha’s specialized knowledge and experience in structuring products tied to life settlement contracts and other longevity-based assets. After discussion, the Board concluded that Alpha had sufficient quality and depth of personnel, resources, investment methods and procedures essential to perform its duties under the Agreements and that the nature, overall quality, and extent of the management services that it would provide to the Fund would be satisfactory.

Performance. The Board noted that Alpha had managed a private fund with a strategy similar to that which Alpha would implement for the Fund. The Board and Mr. Sahney discussed the performance of the private fund over various time periods. After a discussion, the Board determined that Alpha should be given the opportunity to implement its investment strategy for the Fund.

Fees and Expenses. The Trustees then discussed Alpha’s management fee for the Fund for both of the Agreements noting that it was in line with Alpha’s selected peer group median and average fee (excluding any incentive fees). Counsel noted that Alpha would be entering into the New Expense Limitations Operating Agreements to keep the Fund’s expenses in line with peers. Counsel then further reviewed the peer group median and average comparisons. The Board considered that the gross expense ratio for the Fund was within a reasonable range, but was higher than the average expense ratio for the peer group. Mr. Sahney noted the challenges of finding peer funds given the uniqueness of the Adviser’s strategy. The Board acknowledged the lack of directly comparable peer funds and considered the specialized nature of the Fund’s strategy. The Board noted Alpha’s willingness to enter to into the New Operating Expense Limitations Agreements. The Board concluded that the proposed management fee and expense ratio were not unreasonable.

Profitability and Economies of Scale. Counsel then reviewed the provided profitability chart, noting that Alpha did not expect to derive any profits from its services to the Fund for the first 12 months of operations and expected a modest profit in the second year. The Board concluded that excessive profitability from Alpha’s relationship with the Fund was not an issue at this time. The Board noted that economies of scale had not yet been reached.

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Compliance. The Board found, based upon its own review and other information provided prior to and at the at the Meeting by the CCO, that Alpha’s Code of Ethics and compliance policies and procedures were reasonably designed to prevent violations of the relevant portions of the federal securities laws.

Conclusion. Having requested and received such information from Alpha as the Board believed to be reasonably necessary to evaluate the terms of Agreements, and as assisted by Counsel, the Board concluded that advisory fee was reasonable and that approval of the Agreements was in the best interests of the Fund and its shareholders.

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ITEM 2

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN

HAVEN ASSET MANAGEMENT (INTERVAL FUNDS) LLC AND ALPHA WITH RESPECT TO THE FUND

Background

At a special meeting of the Board of Trustees of the Fund (the “Board”) held on August 4, 2022, the Board, including a majority of Trustees who are not interested persons of the Fund or Alpha (the “Independent Trustees”) approved a subadvisory agreement between Haven Asset Management (Interval Funds) LLC (the “Subadviser”) and Alpha with respect to the Fund (the “Subadvisory Agreement”), subject to shareholder approval, to take effect no sooner than 20 calendar days after this Information Statement was sent to shareholders, which is anticipated to be on or about September 29, 2022 (the “Effective Date”).

The 1940 Act requires that advisory agreements, such as the Subadvisory Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Pursuant to Article V, Section 4 of the Fund’s Agreement and Declaration of Trust, and the requirements of the 1940 Act, the holders of a majority of the Fund’s outstanding voting securities as of September 1 2022 approved the New Subadvisory Agreement by written consent.

Information Regarding the Subadvisory Agreement

At a special meeting of the Board held on August 4, 2022, the Board, including a majority of Independent Trustees, approved the Subadvisory Agreement, subject to shareholder approval, to take effect no sooner than 20 days after this Information Statement was sent to shareholders.

Under the terms of the Subadvisory Agreement, Subadviser is entitled to receive a subadvisory fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets allocated to Subadviser. For such compensation and subject to the oversight of Alpha, Subadviser will provide day-to-day portfolio management services for the Fund assets allocated to it by Alpha. The Subadvisory Agreement will continue in effect for an initial period of two years and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by a majority of the outstanding voting securities of the Fund or by vote of the Fund's, , cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Independent Trustees, that is a majority of Trustees of the Fund who are not parties to the Subadvisory Agreement or "interested persons" of any party to the Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement automatically terminates upon assignment and may be terminated: on sixty (60) days written notice at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by Subadviser.

The Subadvisory Agreement provides that the Subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Subadvisory Agreement.

The Subadvisory Agreement is attached as Exhibit B. You should read the Subadvisory Agreement in its entirety. The description in this Information Statement of the Subadvisory Agreement is only a summary.

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Information Regarding the Subadviser

The Subadviser, Haven Asset Management (Interval Funds) LLC, has its principal place of business at 537 Steamboat Road, Suite 302, Greenwich, CT, 06830 The Subadviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The name, address and principal occupation of the principal executive officer and each director or general partner of the Adviser are set out in the table below:

Name and Address*	Principal Occupation
Max Holmes	Chief Executive Officer (2021 – Present)
Joseph Impellizeri	Chief Financial Officer & Chief Compliance Officer (2022 – Present)

*	The address of each officer and director is 537 Steamboat Road, Suite 302, Greenwich, Connecticut 06830.

The Subadviser is majority owned and controlled by Max Holmes.

Evaluation by the Board of Trustees

At a meeting of the Board held on August 4, 2022, the Board, including a majority of the Independent Trustees, considered the approval of the Subadvisory Agreement. In considering the approval of the Subadvisory Agreement, the Trustees received materials specifically relating to the Subadviser and the Subadvisory Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Subadviser; (2) the investment performance of funds and accounts managed by the Subadviser; (3) the cost of services to be provided and the profits to be realized by the Subadviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of Counsel and their own business judgment in determining the aforementioned material factors to be considered in evaluating the Subadvisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Subadvisory Agreement.

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Nature, Extent, and Quality of Services Provided by the Subadviser. Counsel reviewed for the Board 15(c) documents provided in the Board Materials that related to the Subadviser. Counsel reviewed the investment strategy of the Subadviser. Mr. Sahney noted that the Subadviser would manage the fixed income portion of the Fund’s portfolio. He noted that many of the longevity-based investments expected to be made by the Fund would be illiquid, and thus, a portion of the portfolio would be allocated to the Subadviser to invest in highly liquid, high yield assets. The Board discussed that Alpha proposed to allocate up to 25% of the Fund’s assets to the Subadviser for the purpose of managing the Fund’s liquidity, and that the Subadviser would invest those assets in highly liquid high yield securities. In response to a question, Mr. Sahney discussed his relationship with the Subadviser and Max Holmes, the proposed portfolio manager for the Subadviser.

Mr. Sahney then spoke about the qualifications of the management team of the Subadviser and the expertise of Mr. Holmes in managing bond strategies. After discussion, the Board concluded that the Subadviser had sufficient quality and depth of personnel, resources, investment methods and procedures essential to perform its duties under the Subadvisory Agreement and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Performance. The Board noted that Haven was not presently managing any other accounts with a similar strategy to that proposed for the Fund. After discussing Haven’s expertise with the Adviser, the Board concluded that Haven should be given the opportunity to manage the Fund’s assets allocated to it by the Adviser.

Fees and Expenses. Counsel and Mr. Sahney then reviewed the sub-advisory fee structure for the benefit of the Trustees. After discussion, the Board considered the complexity of the Fund’s strategy and the experience of the sub-advisory personnel, and concluded that the proposed fees were not unreasonable.

Profitability. The Board considered the services that the Subadviser would provide to the Fund, and, after discussion agreed that the pro forma profit margins appeared reasonable.

Economies of Scale. The Board noted that economies of scale had not yet been reached and noted that economies of scale was an issue to be best discussed in the context of the New Advisory Agreement.

Compliance. The Board found, based upon its own review and other information provided prior to and at the Board Meeting, that the Subadviser’s Code of Ethics and compliance policies and procedures were reasonably designed to prevent violations of the relevant portions of the federal securities laws.

Conclusion. Having requested and received such information from the Subadviser as the Board believed to be reasonably necessary to evaluate the terms of the Subadvisory Agreement, and as assisted by Counsel, the Board concluded that approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders

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Item 3

ELECTION OF TRUSTEES

At a special meeting of the Board held on August 4, 2022, the persons identified below (the “nominees”) were nominated to serve as Trustees on the Board. Each of the Nominees has agreed to serve on the Board for an indefinite term. The Trust is not required, and does not intend, to hold annual shareholder meetings for the election or re-election of Trustees. Once elected, the Nominees will serve indefinitely until their successors are duly elected and qualified.

The Nominees are:	Kate Davis
Felix Rivera
Patrick Seese
Christopher Shaw

The Investment Company Act of 1940, as amended, (the "1940 Act") requires a certain percentage of the Trustees to have been elected by shareholders and that those elections occur before the Board can appoint new Trustees to fill vacancies or to expand the size of the Board. Pursuant to Article V, Section 4 of the Fund’s Agreement and Declaration of Trust, and the requirements of the 1940 Act, the holders of a majority of the Fund’s outstanding voting securities as of September 1, 2022 approved the election of each of the Nominees as a Trustee. The new Trustees are expected to begin their terms as Trustees no sooner than 20 calendar days after this Information Statement was sent to shareholders, which is anticipated to be on or about September 9, 2022 (the “Effective Date”). It is expected that the existing Trustees will resign as trustees of the Fund once the New Trustees begin their respective terms.

Ms. Davis, Mr. Rivera and Mr. Seese will each serve as a non-interested person Trustee of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as the " Independent Trustee Nominee").

Mr. Shaw will serve as a interested Trustee of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as the "Interested Trustee Nominee").

Independent Trustee Nominees Information

Below is information about the Independent Trustee Nominees, and the attributes that qualify them to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of each make them highly qualified. Generally, the Fund believes that each Nominee Independent Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Kate Davis. Ms. Davis has served as a Director of Portfolio Management at Harrison Street Real Estate Capital LLC since 2021. Prior to this she served as Principal at Radcliffe Capital LLC during 2020, and as President and Portfolio Manager of Broadstone Real Estate Access Fund from 2017 to 2020. From 2013 to 2017, Ms. Davis was Portfolio Manager and Head of Research and Operations at Resource America. Prior to this, Ms. Davis held various finance roles at Microsoft and Tandem Realty. Ms. Davis has over a decade of experience in real estate and finance, including experience with investment companies. Ms. Davis possesses a strong understanding of the regulatory framework under which investment companies must operate. Ms. Davis holds a BS in Finance from the University of Illinois Urbana-Champaign as well as an MBA from the University of Chicago Booth School of Business, with concentrations in Finance and Strategic Management.

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Felix Rivera. Mr. Rivera is the founder of Independent Channel Advisors, LLC. He began his career in 1988 at Shearson Lehman Brothers and created Independent Channel Advisors, LLC (“ICA”) in 2011. He spent 16 years with Smith Barney and its predecessor firms in a variety of different roles within Operations, Marketing & Sales and The Consulting Group. Prior to forming ICA, Felix was the Chief Operating Officer for Biondo Investment Advisors, LLC. His responsibilities included management of the day-to-day operations, compliance, finance, administration and trading. While at Biondo Investment Advisors, LLC Felix launched two mutual funds and sat as a Trustee Board Member of the Ralph Parks Cyclical Equity Fund. Mr. Rivera has over 30 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate.

Patrick Seese. Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies and has served as such since 2008. Prior to this, from 2003 to 2008, Mr. Sees was a Managing Director of Headwaters MB, a middle-market investing banking firm. Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company, and at Deloitte & Touche LLP, where he began his career in 1994. Through his experience as a senior officer of and board member of financial and other organizations, Mr. Seese contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other organizations. He was selected to serve as a Trustee based on his business, financial services and accounting experience. Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business. He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.

Interested Trustee Nominee Information

Below is information about Mr. Christopher Shaw, the only Interested Trustee Nominee, and the attributes that qualify them to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that his experience and background makes him highly qualified. Generally, the Fund believes that the Interested Trustee Nominee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Christopher Shaw. Mr. Shaw is a Vice President and Managing Director at SS&C Technologies. He has worked at SS&C and its affiliated companies since 1993. He has over 25 years of experience working in the investment management industry. In his current role, he provides strategic direction and executive oversight for a transfer agency organization supporting multiple alternative investment products, such as closed end interval funds, non-traded REITS and BDCs, private equity, hedge fund and mutual fund clients. Mr. Shaw is a graduate of the University of Kansas.

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Incumbent Interested Trustee Information

Below is information about Mr. Anthony Bosch, the only Incumbent Trustee that is an Interested Trustee and the attributes that qualify him to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that his experience and background makes him highly qualified. Generally, the Fund believes that the Incumbent Interested Trustee is competent to serve because of his or her individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Anthony Bosch. Mr. Bosch has over 25 years of experience in the securities industry. Prior to co-founding A3 Financial Investments in January 2019, Mr. Bosch was a member of SALT Blockchain Asset Management. In 2004 he co-founded Absolute Investment Advisers, LLC, an alternative investment advisory firm, for which he served as Principal and General Counsel. Beginning in 1999 he served as General Counsel for Berger Financial Group, and began his career as an attorney with the SEC. Mr. Bosch received his Juris Doctorate from the University of Toledo and a Bachelor’s degree in Chemistry from Miami University. He holds FINRA Series 7 & 24 licenses. Mr. Bosch’s expertise in the investment industry and experience in operations and compliance contribute to the Board’s effectiveness in overseeing and managing the operations of the Trust.

Incumbent Independent Trustee Information

Below is information about the incumbent Trustees, each of whom is an Independent Trustee and the attributes that qualify them to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of each make them highly qualified. Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

George Caulkins. Mr. Caulkins has served as the President of Caulkins Citrus Co., an agricultural farm, focused on cleansing billions of gallons of water for the South Florida Water Management district, since 1999. He also has served as the Manager of Greendeck Capital, an investment business which is engaged in issuing loans to individuals and/or legal entities since 1996. Mr. Caulkins is a board member of Breckenridge Holding Co., a restaurant business; AgPixel, a technology company; Marine Corps Heritage Foundation; Graland School Foundation; and ACE Scholarships, a scholarship organization. Mr. Caulkins background in the investment industry and expertise in market products contribute to the Board’s effectiveness in overseeing and managing the operations of the Trust.

Chip Clarke. Mr. Clarke is the President of Transwestern, a real estate firm providing agency leasing, tenant advisory, capital markets, asset services, and research to commercial real estate owners. He joined Transwestern in 1991 and oversees the Western Region of the Firm’s operational excellence, client service delivery, and business development initiatives. Prior to acting as President, Mr. Clarke held multiple senior leadership positions that have included local, regional, and national oversight for agency, leasing, asset services, investment sales, and occupier solutions. Mr. Clark started his real estate career in 1985 at Trammel Crow Company, a real estate development, investment, and property management company. He received his Bachelor of Arts from Southern Methodist University in Dallas and is a licensed real estate professional in Colorado and Texas. Mr. Clarke’s background in the real estate industry will contribute to the Board’s effectiveness in overseeing and managing operations of the Trust.

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Adam Farver. Mr. Farver is the Chairman of the Board of Pella Corporation, a Building Products Manufacturing Company. Mr. Farver previously served as the Board’s Vice Chairman beginning in 2012, and as Associate Director starting in 2010. Mr. Farver serves as the President of Mettle Ventures, LLC, an investment management business focused on retail trade consulting. He joined the board of Graland Country Day School in 2017. Mr. Farver’s strong background in the investment industry and corporate board experience will contribute to the Trust’s effectiveness in carrying out its governance duties. The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Additional information about the Independent Trustee Nominees, the Interested Trustee Nominees, the Incumbent Interested Trustees and Officers, and the Incumbent Independent Trustees, including their address (unless otherwise noted, the address of each Trustee and Officer is c/o A3 Financial Investments, LLC, 90 Madison Street, Suite 303, Denver, Colorado 80206), age (as indicated by year of birth), principal occupation, and other directorships held, is set forth in the following table:

Independent Trustee Nominees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Kate Davis 1981	Trustee since September 2021	Director, Portfolio Management, Harrison Street Real Estate Capital LLC (Jan. 2021 – Present); Principal, Radcliffe Capital LLC (Jul. 2020 – Dec. 2020); President and Portfolio Manager, Broadstone Real Estate Access Fund (Aug. 2017 – Jul. 2020); Portfolio Manager and Head of Research & Operations, Resource America, Inc. (Jan 2013 – Aug. 2017).	1	None.
Felix Rivera 1963	Trustee Since September 2021	Managing Partner, Independent Channel Advisors, LLC (Jan. 2011 – Present).	1	Advisors Preferred Trust; Centerstone Investors Trust
Patrick Seese 1971	Trustee since September 2021	Managing Director, Integris Partners (Feb. 2008 – Present).	1	ALPS Series Trust.

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Nominee Interested Trustee

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Christopher Shaw 1968	Trustee, President and Principal Executive Officer since September 2021	Vice President and Managing Director, SS&C Technologies (Apr. 2018 – Present); Operations Officer, DST Systems (Nov. 1993 – Apr. 2018).	1	None.

Incumbent Interested Trustee

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Anthony Bosch*** Year: 1965	Trustee, President and Secretary, Since 2019	A3 Financial Investments, LLC, Co-Founder (January 2019 to Present); SALT Blockchain Asset Management (“SBAM”), Director Investor Relations (February 2018 to January 2019); Principal, Absolute Investment Advisers LLC, Co-Founder (June 2004 to February 2018)	1	None.

*	The term of office for each Trustee listed above will continue indefinitely.

**	The “Fund Complex” consists of the Fund.

***	Anthony Bosch is an interested person of the Fund due to his role as a co-founder of A3 Financial Investments, LLC, the previous adviser to the Fund.

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Incumbent Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
George Peck Caulkins, III Year: 1964	Trustee, since 2019	Caulkins Citrus Co., President (January 1999 to Present); Greendeck Capital, Manager (June 1996 to Present); Breckenridge Holding Co., Board Member (October 2005 to Present); AgPixel Marine Corps Heritage Foundation, Board Member (April 2010 to Present); Graland School Foundation, Board Member (September 2007 to Present); ACE Scholarships, Board Member (June 2004 to Present)	1	None
Thomas E. “Chip” Clarke Year: 1963	Trustee, since 2019	Transwestern, President (February 1991 to Present)	1	None
Adam Paul Farver Year: 1976	Trustee, since 2019	Pella Corporation, Chairman of the Board (May 2015 to Present); Pella Corporation, Director (May 2012 to May 2015); Mettle Ventures, LLC, President (December 2010 to Present); Graland Country Day School, Trustee (September 2017 to Present)	1	None

*	The term of office for each Trustee listed above will continue indefinitely.

**	The “Fund Complex” consists of the Fund.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2020:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony Bosch	Over $100,000	Over $100,000
George Caulkins	None.	None.
Chip Clarke	None.	None.
Adam Farver	None.	None.

Compensation

Each Trustee who is not affiliated with the Fund or currently, Alpha, after the actions covered by this Information Statement, will receive an annual retainer of $5,000, and reimbursement for any reasonable expenses incurred attending such meetings. None of the executive officers receive compensation from the Fund.

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The table below details the amount of compensation the Trustees received from the Fund for the fiscal year ended September 30, 2021. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
George Caulkins	$5,000	None.	None.	$5,000
Chip Clarke	$5,000	None.	None.	$5,000
Adam Farver	$5,000	None.	None.	$5,000

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Item 4

Approval of a Change in the Fund’s Fundamental Policy Regarding Industry Concentration

The Fund’s current fundamental policy with respect to industry concentration is as follows:

The Fund may not invest 25% or more of the market value of the Fund’s total assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

In order to permit Alpha to pursue its investment strategy for the Fund, the Board determined that it was advisable that the Fund’s fundamental policy regarding industry concentration be changed such that the Fund will now invest more than 25% of its assets in the securities of companies in the insurance industry. The proposed new fundamental policy with respect to industry concentration is as follows:

The Fund will concentrate, i.e., invest 25% or more of its total assets in the insurance industry. For purposes of determining industry concentration, if the Fund invests in its wholly owned subsidiary or affiliated underlying registered investment companies, the Fund will treat the assets of the subsidiary or underlying registered investment companies as if held directly by the Fund. Further, if the Fund invests in unaffiliated underlying investment companies, the Fund will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy.

At a board meeting held on August 4, 2021, the Trustees unanimously approved the changes to the Fund’s fundamental policy regarding industry concentration. The holders of a majority of the Fund’s outstanding voting securities as of September 1, 2022 approved the change in the Fund’s fundamental policy with respect to concentration by written consent. The revised fundamental policy will take effect no sooner than 20 calendar days after this Information Statement was sent to shareholders, which is anticipated to be on or about September 29, 2022.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust of the Fund (the “Agreement and Declaration of Trust”) and the By-laws of the Fund (the “By-laws” and, collectively with the Agreement and Declaration of Trust, the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request.

The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or Foreside Financial Services, LLC (the “Distributor”), the Fund’s principal underwriter (collectively, the “Non-Interested Trustees”). Under certain 1940 Act governance guidelines that apply to the Fund, the Non-Interested Trustees will meet in executive session, at least quarterly. Interested persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months. Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

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Board Leadership Structure

The Fund is led by Anthony Bosch, who has served as the Chairman of the Board since July 2019 and is also an interested Trustee. Under the Fund’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for: (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between board meetings. The Fund believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of a majority of Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of three Trustees, each of whom is not an “interested person” of the Fund within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended September 30, 2021, the Audit Committee met two times.

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OTHER INFORMATION

Operation of the Fund

The Fund is a continuously offered, non-diversified, closed-end management investment company operating as an interval fund and organized as a Delaware statutory trust. The Fund’s principal executive offices are located at 500 Newport Center Drive, Suite 680, Newport Beach, CA 92660 and its telephone number is (877) 774-7724. The Board supervises the business activities of the Fund. Like other investment companies, the Fund retains various organizations to perform specialized services. The Fund currently retains A3 Financial Investments, LLC as the investment adviser. Foreside Financial Services, LLC located at 3 Canal Plaza Suite 100, Portland, ME 04101, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares. UMB Fund Services, Inc., located at 235 W. Galena Street, Milwaukee, WI 53212-3948, serves as Administrator to the Fund.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Alpha Alternative Assets Fund, 500 Newport Center Drive, Suite 680, Newport Beach, CA 92660. Shareholder proposals may also be raised from the floor at a shareholder meeting without prior notice to the Fund.

Rights of Appraisal

The shareholders of the Fund have no appraisal rights in connection with the actions described in this information statement.

Voting Securities

As of the Record Date there were approximately 1,078,366 shares of beneficial interest in the Fund issued and outstanding.

Security Ownership of Management and Certain Beneficial Owners

As of the Record Date the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address*	Amount	Percentage
Anthony R. Bosch	336,989	31.25%
Christian E. Aymond	185,587	17.21%
Lars O. Soderberg	111,826	10.37%

*	The address of each beneficial owner is 90 Madison Street, Suite 303, Denver, Colorado 80206.

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As of the Record Date the Trustees and officers, as a group, beneficially owned approximately 61.26% of the outstanding shares of the Fund.

Delivery of Documents

If you and another shareholder share the same address, the Fund may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Information Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at (877) 774-7724.

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EXHIBIT A

ALPHA ALTERNATIVE ASSETS FUND

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (“Agreement”) is made and entered into effective as of [ ], 2022 by and between the Alpha Alternative Assets Fund (“Fund”), a Delaware statutory trust and Alpha Growth Management, LLC, a Delaware limited liability company (“Adviser”).

WHEREAS, the Fund is closed-end management investment company that operates as an interval fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Board of Trustees of the Fund (the “Trustees” or the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Obligations of the Investment Adviser.

(1)	Services. The Adviser agrees to perform the following services (“Services”) for the Fund:

(1)	manage the investment and reinvestment of the assets of the Fund;

(2)	execute and deliver all documents relating to the investments of the Fund and the placing of orders for purchases and sales of portfolio investments;

(3)	continuously review, supervise, and administer the investments consistent with the objectives and strategy of the Fund;

(4)	determine, in its sole discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund and what portion of the Fund’s assets shall be held uninvested;

(5)	provide the Fund with records concerning the Adviser’s activities under this Agreement that the Fund is required to maintain;

(6)	render regular reports to the Fund’s Trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities, including, but not limited to, reviewing investment policies and investment selection with the Board every quarter;

(7)	within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund and the Fund’s registration statement, and subject to relevant law and the oversight of the Board, negotiate and enter into loan arrangements, prime brokerage arrangements, total rate-of-return swaps and/or other forms of debt financing and borrowing of money, using the assets of the Fund as collateral for such borrowings, subject to custody requirements of the 1940 Act;

(8)	provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services consistent with the Fund’s investment program;

(9)	furnish the Fund and/or the Board with information the Fund and/or the Board may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing;

(10)	provide the Fund, upon reasonable notice, with access to the Adviser’s offices to review Fund records maintained by the Adviser; and

(11)	advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board and officers of the Fund and in compliance with: (i) such policies as the Board may from time to time establish, including, but not limited to, the Fund’s Agreement and Declaration of Trust and its By-Laws, and any amendments thereto; (ii) the Fund’s objectives, policies and limitations as set forth in such Fund’s prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.

All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time, including, without limitation, to the extent approved by the Trustees of the Fund, and consistent with the 1940 Act and with all applicable laws, rules and regulations (hereinafter collectively referred to as the “Rules”), any investment sub-adviser (“Sub-Adviser”) selected by the Adviser. In such case, the Adviser will oversee the Sub-Adviser in carrying out the Services as further described in the Investment Sub-Advisory Agreement with the Sub-Adviser. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the relevant Fund (unless exemptive relief from shareholder approval is available).

(2)	Expenses and Personnel. The Adviser agrees to pay the compensation and expenses of any persons rendering any services to the Fund who are directors, officers, employees, members or stockholders of the Adviser and will make available, without expense to the Fund, the services of such employees as may duly be elected Trustees or officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, the Adviser is not obligated to pay the compensation or expenses of the Fund's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser.

The compensation and expenses of any Trustees, officers and employees of the Fund who are not directors, officers, employees, members or stockholders of the Adviser will be paid by the Fund.

The Adviser agrees to pay all advertising, promotion and other distribution expenses incurred in connection with the Fund's shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund is responsible for the payment of its own operating expenses, including but not limited to:

(1)	expenses of offering the shares of the Fund;

(2)	expenses and fees of the Trustees of the Fund, including the reasonable fees and expenses of their counsel in the event they have independent counsel;

(3)	compensation and expenses of any employees of the Fund and of any other persons rendering any Fund services (including clerical and shareholder service staff salaries of the Fund);

(4)	rent for office space and other office expenses of the Fund;

(5)	direct costs and expenses of administration of the Fund, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff;

(6)	fees and expenses of the Fund incurred in connection with membership in investment company organizations;

(7)	legal, auditing and accounting expenses of the Fund;

(8)	expenses of registering the shares of the Fund under federal and state securities laws, including expenses incurred in connection with the organization and initial registration of Fund shares and any subsequent registration;

(9)	if the Fund and the Adviser elect to do so, expenses of listing the shares of the Fund on any stock exchange;

(10)	the Fund’s allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(11)	fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund;

(12)	expenses, including clerical expenses, of issue, sale, redemption or repurchase of Fund shares;

(13)	expenses of preparing, printing, distributing and filing any reports, proxy statements (except as outlined in this Section 1(B) and Section 10 of this Agreement), registration statements or other notices to shareholders and governmental bodies (including the Securities and Exchange Commission (“SEC”));

(14)	the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders;

(15)	advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of Fund shares that the Fund is authorized to pay pursuant to any distribution and servicing plan;

(16)	investment advisory and management fees payable to the Adviser;

(17)	all brokerage commissions for transactions in the portfolio investments of the Fund and similar fees, charges and related taxes, for the acquisition, disposition, lending or borrowing of such portfolio investments (including interest expense, dividend expenses or borrow fees of securities sold short);

(18)	all fees and expenses payable to custodians, trustees or transfer agents with respect to the portfolio investments of the Fund;

(19)	fees and expenses incurred by the Adviser payable to third party actuaries, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments (including payments to third party vendors for financial information services and payments to rating agencies);

(20)	fees and expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in monitoring the Fund’s investments (including the cost of consultants hired to develop information technology systems designed to monitor the Fund’s investments) and performing due diligence on its prospective investments;

(21)	all interest and related fees payable on any Fund borrowings;

(22)	all taxes payable by or charged or levied against the Fund or any of its portfolio investments (including without limitation any issuance taxes, transfer taxes or withholding taxes) payable to any governmental jurisdiction or agencies in the United States or outside the United States; and

(23)	all other operating expenses not specifically assumed by the Adviser.

The Fund will also pay fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Fund's Trustees and officers with respect thereto.

The Adviser shall be responsible for all reasonable costs and expenses associated with any special meetings of the Fund or shareholders convened for the primary benefit of the Adviser (the legal fees associated with preparing a proxy statement and associated mailing and solicitations costs).

The Adviser may obtain reimbursement from the Fund, at such time or times as the Adviser may determine in its sole discretion, for any of the expenses advanced by the Adviser, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to this Agreement.

(3)	Books and Records. All books and records prepared and maintained by the Adviser for the Fund under this Agreement shall be the property of the Fund and, upon request therefor, the Adviser shall surrender to the Fund such of the books and records so requested, provided, however, that the Adviser shall retain, maintain and preserve copies of all such books and records deemed necessary, appropriate or required to be maintained by the Adviser under applicable Rules.

2.         Fund Transactions. The Adviser is authorized to select investments for the Fund that are consistent with the objectives and strategies of the Fund. The Adviser is authorized to select the investment bankers, brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and the Adviser’s other clients over the long-term. The Adviser will promptly communicate to the officers and the Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to a Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser or the Sub-Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

3.         Compensation of the Adviser. For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay the Adviser a fee based on the Fund’s average daily net assets at an annual rate of 1.50%, paid monthly in arrears.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Fund’s Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund, as last determined, shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.         Status of Investment Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby and provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized within this Agreement or by other written authority, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.        Permissible Interests. Trustees, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, stockholders or otherwise; and directors, partners, officers, agents and stockholders of the Adviser are or may be interested in the Fund as Trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a stockholder or otherwise.

6.         Limits of Liability. The Adviser assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Adviser for inclusion therein.

7.         Limitation of Liability to Fund Property. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Fund, or any shareholders of any share of the Fund, personally, but bind only the property of the Fund, as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Fund, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in its Agreement and Declaration of Trust.

8.         Proxy Voting and Other Corporate Matters. The Adviser has the authority and will take any and all action and provide any and all advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time, including employing specialized agent or firms that are authorized to vote securities held by the Fund. The Adviser agrees to provide the Fund in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the 1940 Act. With the Fund’s approval, the Adviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Adviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Adviser deems to be in the best interest of the Fund or required by applicable law, including the Employee Retirement Income Security Act (“ERISA”), and (iv) employ suitable agents, including legal counsel, and to arrange for the payment of their reasonable fees, expenses and related costs from the Fund.

9.        Information and Reports. The Adviser shall keep the Fund informed of material developments relating to its duties as Adviser for the Fund of which the Adviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Adviser shall provide the Fund and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Fund may, from time to time, reasonably request.

(1)	Prior to each regular meeting of the Board of the Fund, the Adviser shall provide the Board with reports regarding the Adviser’s management of the Fund during the most recently completed quarter, which reports shall include the Adviser’s compliance with the Fund’s investment objectives and policies and the 1940 Act and applicable rules and regulations under the 1940 Act, each of which shall be in such form as may be mutually agreed upon by the Adviser and the Fund.

(2)	Each of the Adviser and the Fund, shall provide the other party with a list, to the best of the Adviser’s or the Fund’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Fund, as the case may be, and each of the Adviser and Fund agrees promptly to update such list whenever the Adviser or the Fund becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

(3)	The Adviser shall also provide the Fund with any information reasonably requested by the Fund, regarding the Adviser’s management of the Fund’s assets required for any shareholder report, amended registration statement or supplement to the prospectus or statement of additional information to be filed by the Fund with the SEC.

10.       Term. This Agreement shall remain in effect for an initial term of two years from the effective date hereof, and thereafter for additional annual periods provided such continuance is approved at least annually by the vote of a majority of the Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(1)	the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon 60 (sixty) days’ written notice of a decision to terminate this Agreement by: (i) the vote of the Trustees of the Fund; or (ii) by the Fund by the vote of a majority of the outstanding voting securities of the Fund;

(2)	the Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 120 (one-hundred and twenty) days’ notice to the Fund;

(3)	this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder); and

(4)	the terms of paragraphs 6, 7, 10, and 12 of this Agreement shall survive the termination of this Agreement.

In the event of the assignment of this Agreement, the Adviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Adviser.

Further, in the event of the termination of this Agreement pursuant to item 10(C) of this Section, the Adviser agrees to pay the reasonable costs and expenses of the Fund (inclusive of the cost of the Fund’s legal counsel) directly arising out of such assignment and any actions taken by the Fund directly in response to such assignment, including not limited to, the costs and expenses of the Fund related to the approval of the new investment adviser to the Fund, special meetings of the Board and/or Fund shareholders (including the costs of any proxy solicitation that may be required).

11.      Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the Trustees who are not interested persons of the Adviser or of the Fund. To the extent legal counsel to the Fund concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12.      Applicable Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by the laws of the State of Delaware in a manner not in conflict with the provisions of the 1940 Act.

13.	Representations and Warranties.

(1)	Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Fund as follows:

(1)	the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(2)	the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement;

(3)	the Adviser will maintain, keep current and preserve on behalf of the Fund all books and records: (i) required pursuant to Rule 31a-1(b)(1), (2)(ii), (2)(iii), (3), (5) – (10), (12) and any records reasonably related thereto; or (ii) required in connection with such recordkeeping responsibilities as may be delegated by the Fund to the Adviser from time to time. The Adviser agrees that such records are the property of the Fund, and shall be surrendered to such Fund promptly upon request. The Fund acknowledges that Adviser may retain copies of all records required to meet the record retention requirements imposed by Rules;

(4)	the Adviser shall maintain a written code of ethics (“Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the 1940 Act and shall provide the Fund with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), and that no persons covered under its Code of Ethics have divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if a violation of the Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Adviser shall furnish to the Fund a written report that complies with the requirements of Rule 17j-1 concerning the Adviser’s Code of Ethics. The Adviser shall permit the Fund to examine the reports required to be made by the Adviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph;

(5)	the Adviser has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Adviser and its supervised persons, and, to the extent the activities of the Adviser in respect of a Fund could affect such Fund, by such Fund, of “Federal Securities Laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Adviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund. The Adviser agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Adviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Adviser’s policies and procedures, compliance by the Adviser with Federal Securities Laws and related matters as the Fund’s compliance personnel may reasonably request. The Adviser agrees to promptly notify the Fund of any compliance violations that affect the Fund’s assets;

(6)	the Adviser will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002, as well as any other filings as reasonably requested by the Fund’s officers, to the extent that such reporting and certifications relate to the Adviser’s duties and responsibilities under this Agreement;

(7)	the Adviser will immediately notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Adviser will also immediately notify the Fund if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund; and

(8)	if required by applicable law to do so, is or will be registered with the Commodity Futures Trading Commission (“CFTC”) in all capacities in which the Adviser is required under the Commodity Exchange Act (“CEA”) and the CFTC’s regulations to be so registered and is registered with the National Futures Association (“NFA”).

(2)	Representations and Warranties of the Fund. The Fund hereby represents and warrants to the Adviser as follows:

(1)	the Fund has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms;

(2)	the Fund is registered as an investment company with the SEC under the 1940 Act;

(3)	shares of the Fund are registered for offer and sale to the public under the 1933 Act; and

(4)	such registrations will be kept in effect during the term of this Agreement.

14.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Alpha Growth Management, LLC

500 Newport Center Drive, Ste. 680

Newport Beach, CA 92660

Attn: Danny Swick

To the Fund at:

Alpha Alternative Assets Fund

Alpha Growth Management, LLC

500 Newport Center Drive, Ste. 680

Newport Beach, CA 92660

Attn: President

15.	Confidentiality.

(a) Each party to this Agreement expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”). The Adviser understands that the holdings, performance or any other information regarding the funds managed by the Adviser is the property of the Fund and may be used by the Fund in the Fund’s discretion. Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information. Without the written approval of all of the parties to this Agreement, no party to this Agreement shall disclose Confidential Information except: (i) to its employees, consultants, legal advisers or auditors having a need to know such Confidential Information; (ii) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (iii) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

(b) No party to this Agreement may make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (i) it received rightfully from another party prior to its receipt from the disclosing party; (ii) the disclosing party discloses generally without any obligation of confidentiality; (iii) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (iv) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of two (2) years following the expiration or termination of this Agreement.

(c) Notwithstanding anything herein to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated hereby.

16.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

ALPHA ALTERNATIVE ASSETS FUND		ALPHA GROWTH MANAGEMENT, LLC

By:	/	By:	/s/Danny Swick
Name:		Name:	Danny Swick
Title:		Title:	Principal

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made and entered into effective as of [ ], 2022 by and among Alpha Alternative Assets Fund, a Delaware statutory trust, located at 90 Madison Street, Suite 303, Denver, CO 80206 (the “Fund”), Haven Asset Management (Interval Funds) LLC, a Delaware limited liability company, located at 537 Steamboat Road, Suite 302, Greenwich, Connecticut 06830 (the “Sub-Adviser”), and Alpha Growth Management, LLC a Delaware limited liability company located at 500 Newport Center Drive, Suite 680, Newport Beach, CA 92660 (the “Adviser”).

WHEREAS, the Fund is a closed-end management investment company that operates as an interval fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser and the Sub-Adviser are each engaged in the business of rendering investment advice; and

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Fund has retained the Adviser to render investment management services to the Fund pursuant to an investment advisory agreement dated the same date as this agreement (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement allows the Adviser to delegate certain of its responsibilities under the Advisory Agreement to others; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide a continuous investment program for all or a portion of the Fund’s assets and the Sub-Adviser is willing to do so pursuant to this Agreement; and

WHEREAS, the Adviser has the authority to determine, subject to the oversight of the Board of Trustees of the Fund (the “Board”), the amount of the Fund’s assets to be advised by the Sub-Adviser.

NOW, THEREFORE, WITNESSETH: That it is agreed among the parties hereto as follows:

1.	APPOINTMENT OF SUB-ADVISER.

(a) Appointment and Acceptance. The Sub-Adviser is hereby appointed by the Adviser and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to that portion of the Fund’s portfolio designated by the Adviser from time to time (those assets being referred to as the “Sub-Adviser Account”). In performing its obligations under this Agreement, the Sub-Adviser may not delegate performance of its investment advisory services to any other person or entity, including any one or more of its affiliates.

(b) Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized within this Agreement or by other written authority, have no authority to act for or be deemed an agent of the Fund.

(c) Representations, Warranties and Covenants of the Sub-Adviser. The Sub-Adviser represents, warrants, covenants and agrees that it:

(i) has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding agreement of the Sub-Adviser enforceable against the Sub-Adviser in accordance with its terms;

(iii) is registered and will maintain its registration as an investment adviser under the Advisers Act;

(iv) shall promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(v) if required by applicable law to do so, is or will be registered with the Commodity Futures Trading Commission (“CFTC”) in all capacities in which the Sub-Adviser is required under the Commodity Exchange Act (“CEA”) and the CFTC’s regulations to be so registered and is registered with the National Futures Association (“NFA”);

(vi) shall comply with such other requirements of the CEA and CFTC regulations that apply to Sub-Adviser with regard to the Fund;

(vii) shall cooperate by assisting the Adviser and the Fund in fulfilling any disclosure or reporting requirements applicable to the Fund, including, but not limited to those under the CEA, CFTC, 1940 Act, and Securities Act of 1933, and the rules and regulations promulgated under each;

(viii) shall deliver to the Adviser and the Fund a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (“SEC”) and shall promptly furnish the Adviser and the Fund all amendments or supplements to its Form ADV;

(ix) has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and has provided the Adviser and the Fund with a copy of such code of ethics upon the execution of this Agreement; on at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include: (i) certifying to the Adviser that the Sub-Adviser and its access persons have complied with the Sub-Adviser’s code of ethics, and (ii) identifying any material violations which have occurred;

(x) upon reasonable notice from and the reasonable request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees and its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser’s code of ethics.

(xi) it is not currently the subject of, and has not been the subject of during the last (3) years, any enforcement action by the SEC, CFTC or any other regulatory or self-regulatory authority;

(xii) shall promptly notify the Adviser in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser (a) is the subject of an administrative proceeding or enforcement action by the SEC, CFTC or any other regulatory authority or (b) is, or will likely be, served or otherwise given notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Fund, the Sub-Adviser, or the Adviser or any of their affiliates;

(xiii) it maintains errors and omissions insurance coverage in an appropriate scope and amount and shall upon request provide to Adviser any information it may reasonably require concerning the amount of or scope of such insurance coverage;

(xiv) it is not a party to any agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Fund, the Adviser or any of their respective affiliates to employ or engage the Sub-Adviser’s key investment professionals or any entity managed by such investment professionals, now or in the future, to manage the Sub-Adviser Account or any other assets managed by Adviser or any of its affiliates;

(xv) has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of the federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Sub-Adviser Account. The Sub-Adviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures; and

(xvi) acknowledges receipt of the Fund’s most current prospectus and statement of additional information contained in the Fund’s registration statement (collectively, the “Prospectus”).

(d) Representations, Warranties and Covenants of Adviser. The Adviser represents, warrants, covenants and agrees that it:

(i) has been appointed by the Board to serve as the investment adviser to the Fund;

(ii) has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(iii) is registered and will maintain its registration as an investment adviser registered under the Advisers Act;

(iv) has the authority under the Advisory Agreement to appoint the Sub-Adviser, subject to the approval by the Board;

(v) is registered with the CFTC in all capacities, if any, in which the Adviser is required under the CEA and the CFTC’s regulations to be so registered and is registered with the NFA if required to be a member thereof;

(vi) shall promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and

(vii) has provided the Sub-Adviser with the Fund’s most current Prospectus and instructions, policies and directions of the Trustees pertaining to the Adviser and the Fund, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents as well as such other information as is reasonably necessary for the Sub-Adviser to carry out its obligations under this Agreement.

(5) Representations and Warranties of the Fund. The Fund hereby represents and warrants to the Sub-Adviser as follows:

(i) the Fund has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms;

(ii) the Fund is registered as an investment company with the SEC under the 1940 Act;

(iii) shares of the Fund are registered for offer and sale to the public under the 1933 Act; and

(iv) such registrations will be kept in effect during the term of this Agreement.

2.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund, and subject to the supervision of the Adviser and oversight of the Board and consistent with its fiduciary duties to the Fund, the Sub-Adviser shall have the sole and exclusive responsibility for the making of all investment decisions for the Sub-Adviser Account, including purchase, retention and disposition of securities and other investments, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus (as it may be amended from time to time) and in accordance with this Agreement. Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund and the Prospectus, and subject to the oversight of the Board and consistent with its fiduciary duties to the Fund, the Adviser has the right at any time to reallocate the portion of the Fund’s assets allocated to the Sub-Adviser Account pursuant to this Agreement if the Adviser deems such allocation appropriate.

(a) In providing its services under this Agreement, the Sub-Adviser shall be subject to and comply with:

(i) this Agreement, the 1940 Act, the regulations and any other requirement of state or federal laws including without limitation the rules, regulations and policy statements approved or issued by the SEC (or CFTC, if applicable) under such laws and all applicable securities laws in the jurisdiction where the Sub-Adviser is located or in which the Sub-Adviser Account invests, as amended from time to time (collectively, “Relevant Law”);

(ii) the investment restrictions, objectives, strategies and policies set forth in the Prospectus;

(iii) such specific instructions (consistent this Agreement and with (i) and (ii) above), as the Board or the Adviser may duly adopt and communicate to the Sub-Adviser.

The Sub-Adviser shall as soon as practicable notify the Adviser if it is unable to comply with any of the foregoing.

(b) For the purpose of complying with Rule 10f-3(a)(5)(ii), Rule 12d3-1(c)(3)(ii) and Rule 17a-10(a)(2) under the 1940 Act, the Sub-Adviser hereby agrees that: (i) with respect to transactions in securities or other assets for the Fund, it will not consult with any other sub-adviser to the Fund, or with any sub-adviser that is principal underwriter for the Fund or an affiliated person of such principal underwriter; and (ii) its responsibility in providing investment advisory services to the Fund shall be limited solely to the Sub-Adviser Account.

(3) If for any reason that is beyond the control of the Sub-Adviser, including market movements, contributions to or withdrawals from the Sub-Adviser Account or a change in the nature of any investment (whether through change in business activity or credit rating), the Sub-Adviser Account ceases to comply with the Prospectus, then the Sub-Adviser must promptly remedy the non-compliance.

(4) The Sub-Adviser must use reasonable efforts to satisfy any instruction under Section 2(a)(iii) hereunder from the Board or the Adviser relating to the assets allocated to the Sub-Adviser Account as promptly as practicable.

(5) The Sub-Adviser will, at its own expense, and shall have the power and authority to:

(i) advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Sub-Adviser Account and, upon reasonable request, furnish the Adviser with research, economic and statistical data in connection with the Sub-Adviser Account’s investments and investment policies;

(ii) furnish the Fund’s custodian (“Custodian”) with daily information as to executed trades. The Custodian should receive this data by the close of business each day. The Sub-Adviser must provide the Custodian with copies of trade tickets for each transaction effected for the Fund, provide copies to the Adviser or Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(iii) submit such reports and information as the Adviser or the Fund may reasonably request to assist the Custodian, administrator or fund accounting agent in its or their determination of the market value of securities held in the Fund. Such assistance includes (but is not limited to): (a) designating and providing reasonable access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Fund’s Valuation Committee convenes; (b) assisting the Adviser or the Custodian in obtaining bids and offers or quotes from brokers/dealers or market-makers with respect to securities held by the Sub-Adviser Account, upon the reasonable request of the Adviser or Custodian; (c) upon the reasonable request of the Adviser or Custodian, confirming pricing and providing recommendations for fair valuations; and (d) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or Fund upon reasonable request, with such records being deemed Fund records. The parties hereby acknowledge that the Sub-Adviser and the Custodian or recordkeeping agent of the Fund may use different pricing vendors, which may result in valuation discrepancies;

(iv) effectuate its investment decisions for the Sub-Adviser Account, for and in the name of the Fund, including without limitation the negotiation, execution and delivery of all documents relating to the investments of the Sub-Adviser Account and the placing of orders for purchases and sales of portfolio investments for the Sub-Adviser Account;

(v) give instructions to the Custodian, in connection with such purchases and sales, concerning the delivery of securities and transfer of cash for the Sub-Adviser Account;

(vi) maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Sub-Adviser Account as are required to be maintained by the Fund in accordance with applicable laws and regulations, including but not limited to the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Fund pursuant to applicable law. To the extent required by law, the books and records pertaining to the Sub-Adviser Account, which are in possession of the Sub-Adviser, shall be the property of the Fund. The Adviser or its representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser or the Fund, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser or the Fund or any other representatives of the Adviser or the Fund;

(vii) cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties;

(viii) reasonably assist in the preparation of all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

(ix) prepare and cause to be filed in a timely manner Form 13F and Schedule 13G, if required, with respect to securities held in the Sub-Adviser Account;

(x) furnish to the Board such information as may reasonably be necessary in order for such Trustees to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 8 hereof;

(xi) notify the Adviser and the Fund of any change in its ownership, including any change of control, and of any changes to key personnel who are either portfolio manager(s) of the Sub-Adviser Account or senior management of the Sub-Adviser in time sufficiently prior to any such change to enable the Adviser and the Fund to comply with the provisions of the 1940 Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation with respect to any such change;

(xii) report to the Adviser and the Fund, prior to each meeting of the Board, all material changes in the Sub-Adviser Account since the prior report, and will also keep the Adviser and the Fund informed of material developments affecting the Sub-Adviser Account and the Sub-Adviser, and on its own initiative, or as reasonably requested by the Adviser, furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Sub-Adviser Account holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Sub-Adviser Account maintains investments, or otherwise;

(xiii) provide reasonable assistance to the Fund, with respect to the Sub-Adviser’s management of the Sub-Adviser Account, in connection with (a) the Fund’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and (b) Rule 38a-1 of the 1940 Act. With respect to compliance with Rule 38a-1 of the 1940 Act, such assistance shall include, but not be limited to, (a) certifying periodically, upon the reasonable request of the Fund, that it is in compliance with all applicable federal securities laws, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) facilitating and cooperating with third-party audits arranged by the Fund to evaluate the effectiveness of its compliance controls; and (c) providing the Fund’s chief compliance officer with access to its compliance personnel; (d) providing the Fund’s chief compliance officer with periodic reports; (e) promptly providing special reports to the Fund’s chief compliance officer upon request; and (f) promptly providing notice of any material compliance matters;

(xiv) attend regular business and investment related meetings with the Board and the Adviser, as reasonably requested by the Fund, the Adviser, or both; and

(xv) within the time period agreed upon between the Adviser and Sub-Adviser following a calendar quarter end, the Sub-Adviser’s chief compliance officer shall complete and deliver a compliance questionnaire to Adviser and the Fund, certifying that no material breaches of policy or procedures have occurred in relation to the Sub-Adviser Account.

3.	PROXY VOTING AND LEGAL PROCEEDINGS.

Absent specific instructions to the contrary provided to it by the Adviser, and subject to its receipt of all necessary voting materials, the Sub-Adviser has the authority and will vote all proxies (if any) received with respect to investments of the Sub-Adviser Account in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser. The Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Sub-Adviser Account. The Sub-Adviser’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to the Sub-Adviser. The Sub-Adviser further agrees that it will provide the Board, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, the Sub-Adviser shall provide the Adviser with all proxy voting records (if any) relating to the Sub-Adviser Account, including but not limited to those required by Form N-PX. Upon request of the Adviser or Fund, the Sub-Adviser will also provide an annual certification, in a form reasonably acceptable to the Adviser, attesting to the accuracy and completeness of such proxy voting records.

4.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Fund is responsible for the payment of its own operating expenses, including but not limited to:

(1) expenses of offering the shares of the Fund;

(2) expenses and fees of the Trustees of the Fund, including the reasonable fees and expenses of their counsel in the event they have independent counsel;

(3) compensation and expenses of any employees of the Fund and of any other persons rendering any Fund services (including clerical and shareholder service staff salaries of the Fund);

(4) rent for office space and other office expenses of the Fund;

(5) direct costs and expenses of administration of the Fund, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff;

(6) fees and expenses of the Fund incurred in connection with membership in investment company organizations;

(7) legal, auditing and accounting expenses of the Fund;

(8) expenses of registering the shares of the Fund under federal and state securities laws, including expenses incurred in connection with the organization and initial registration of Fund shares and any subsequent registration;

(9) if the Fund and the Adviser elect to do so, expenses of listing the shares of the Fund on any stock exchange;

(10) the Fund’s allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(11) fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund;

(12) expenses, including clerical expenses, of issue, sale, redemption or repurchase of Fund shares;

(13) expenses of preparing, printing, distributing and filing any reports, proxy statements (except as outlined in this Section 4), registration statements or other notices to shareholders and governmental bodies (including the SEC);

(14) the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders;

(15) advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of Fund shares that the Fund is authorized to pay pursuant to any distribution and servicing plan;

(16) investment advisory and management fees payable to the Adviser;

(17) all brokerage commissions for transactions in the portfolio investments of the Fund and similar fees, charges and related taxes, for the acquisition, disposition, lending or borrowing of such portfolio investments (including interest expense, dividend expenses or borrow fees of securities sold short);

(18) all fees and expenses payable to custodians, trustees or transfer agents with respect to the portfolio investments of the Fund;

(19) all interest and related fees payable on any Fund borrowings;

(20) all taxes payable by or charged or levied against the Fund or any of its portfolio investments (including without limitation any issuance taxes, transfer taxes or withholding taxes) payable to any governmental jurisdiction or agencies in the United States or outside the United States; and

(21) all other operating expenses not specifically assumed by the Adviser or Sub-Adviser.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment, including any investment related software or technology resources, reasonably necessary for the operation of the management of the Sub-Adviser Account. In order to minimize the need and expense to the Adviser of convening a special Board meeting, the Sub-Adviser agrees that, to the extent reasonably practical, the Sub-Adviser will provide the Adviser sufficient notice of any changes to the Sub-Adviser, so that such issues may be considered by the Board during its regularly scheduled quarterly meetings. The Sub-Adviser shall be responsible for all reasonable costs and expenses associated with any special meetings of the Fund or shareholders convened for the primary benefit of the Sub-Adviser (including, but not limited to, the legal fees associated with preparing a proxy statement and associated mailing and solicitations costs).

The Fund will also pay fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Fund's Trustees and officers with respect thereto.

The Sub-Adviser may obtain reimbursement from the Fund or the Adviser at such time or times as the Sub-Adviser may determine in its sole discretion, for any of the expenses advanced by the Sub-Adviser, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Sub-Adviser’s compensation pursuant to this Agreement.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

5.	SUB-ADVISORY FEES.

For all of the services rendered with respect to the Fund as herein provided, the Adviser shall pay to the Sub-Adviser an annual management fee accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the rate 0.75% of the Sub-Adviser Account average daily net assets (for the payment of which the Fund shall have no obligation or liability). Such fee shall be payable by the Adviser to the Sub-Adviser monthly in arrears, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to such Sub-Adviser Account accrued to, but excluding, the date of termination shall be paid promptly following such termination.

6.	PORTFOLIO TRANSACTIONS.

(a) With respect to the Sub-Adviser Account, the Sub-Adviser is hereby authorized to select investments for the Fund that are consistent with the objectives and strategies of the Fund. Subject to any limitations communicated by the Adviser or the Fund to the Sub-Adviser pursuant to Section 2(a)(iii) hereof, in connection with the investment and reinvestment of the assets of the Sub-Adviser Account, the Adviser and the Fund hereby authorize the Sub-Adviser to select the investment bankers, brokers or dealers that will execute purchase and sale transactions for the Sub-Adviser Account and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Sub-Adviser Account. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section. Subject to the policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Fund or to the Sub-Adviser, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Fund.

(b) The Adviser and the Fund authorize and empower the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon and including cash accounts and margin accounts (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund and to execute for and in the name of the Fund, as its agent, standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above; provided that: (i) the Sub-Adviser does not contravene the investment policies and restrictions outlined in the Fund’s Prospectus; (ii) the Sub-Adviser does not violate the 1940 Act or applicable law; (iii) should the Sub-Adviser aggregate transactions of the Sub-Adviser with other client accounts managed by the Sub-Adviser, any liability or amounts due from other client accounts will not be attributable or chargeable to the Sub-Adviser Account; and (iv) the Sub-Adviser shall reasonably determine that the terms of any such document or contract are not disadvantageous to the Fund and that the interests of the Fund are adequately protected.

(c) The Adviser and the Fund authorize the Sub-Adviser, using such of the securities and other property in the Fund as the Sub-Adviser deems necessary or desirable, to direct the Custodian to deposit for and in the name of the Fund original and maintenance brokerage and margin deposits, and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers, all as the Sub-Adviser deems desirable or appropriate. The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to affect such purchases and sales.

(d) The Adviser and the Fund authorize the Sub-Adviser to exercise the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property to the Sub-Adviser, or pay cash to the Sub-Adviser, except as expressly provided herein.

(e) Unless specifically permitted by the 1940 Act (and the rules thereunder) and procedures adopted by the Fund, the Sub-Adviser agrees that it will not execute any portfolio transactions for the Sub-Adviser Account with a broker or dealer which is: (i) an affiliated person of the Fund, the Fund, the Sub-Adviser or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Sub-Adviser hereby agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary. The Adviser agrees that it will provide the Sub-Adviser with a written list of brokers and dealers that are affiliates of the Adviser, the Fund and the principal underwriter of the Fund’s shares and will, from time to time, update such list as necessary.

(f) Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund and the Prospectus, and subject to relevant law and the oversight of the Board, the Adviser and the Fund authorize the Sub-Adviser to negotiate and enter into loan arrangements, prime brokerage arrangements, total rate-of-return swaps and/or other forms of debt financing and borrowing of money, using the assets of the Fund as collateral for such borrowings, subject to custody requirements of the 1940 Act.

7.	STANDARD OF CARE; LIABILITY.

(1) The Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, but (a) the Sub-Adviser shall not be liable to the Adviser or the Fund for any action taken or omitted to be taken by the Sub-Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment sub-adviser of the Fund, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and (b) the Sub-Adviser shall not be liable to the Adviser or the Fund for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

(2) The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(3) For the avoidance of doubt, none of the holders of shares of the Fund, the members of the Board, the officers, directors and shareholders of the Adviser, or the officers, directors, managing members or limited liability company interest holders of the Sub-Adviser shall be personally liable under this Agreement.

8.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT.

(a) This Agreement shall remain in effect for two years from the date thereof unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional annual periods so long as such continuation is approved for the Fund at least annually by (i) the Board of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Board of the Fund who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b) This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days written notice to the other parties to this Agreement by (i) the Fund by the vote of the Board of the Fund(ii) by the Fund by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Adviser, or (iv) by the Sub-Adviser. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in Section 15(a)(4) of the 1940 Act, and the Sub-Adviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Fund to take appropriate measures.

(d) This Agreement will also terminate in the event that the Advisory Agreement is terminated.

9.	AGGREGATION OF ORDERS.

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of securities of the Sub-Adviser Account with those for other accounts managed by the Sub-Adviser or its affiliates. When a security proposed to be purchased or sold for the Sub-Adviser Account is also to be purchased or sold for other accounts managed by the Sub-Adviser at the same time, the Sub-Adviser may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

The Adviser and the Fund acknowledge and understand that the Sub-Adviser performs investment management, supervisory and advisory services for various clients and may give advice and take action with respect to any of its other clients which may differ from advice given as to, or the timing or nature of action taken with respect to, the Sub-Adviser Account. Provided that its advice relates to the particular needs of each client, the Sub-Adviser will have no obligation to recommend for purchase or sale any security which the Sub-Adviser, its principals, affiliates or employees may purchase or sell for themselves or recommend for other clients. The Adviser and the Fund recognize that transactions in a specific security may not be accomplished for all client accounts, including the Sub-Adviser Account, at the same time or at the same price.

10.	SERVICES NOT EXCLUSIVE.

The services of the Sub-Adviser to the Adviser and the Fund are not exclusive, and the Sub-Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, and nothing in this Agreement shall limit or restrict the right of any member, manager, partner, officer or employee of the Sub-Adviser to engage in any other business or to devote their time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith. The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.

11.	NO BORROWING.

The Sub-Adviser agrees that neither it nor any of its officers or employees shall borrow any assets from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

12.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated, except by an instrument in writing signed by all parties.

13.	SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect.

14.	CONFIDENTIALITY.

(a) Each party to this Agreement expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”). The Sub-Adviser understands that the holdings, performance or any other information regarding the Sub-Adviser Account managed by the Sub-Adviser is the property of the Fund and may be used by the Fund or by Adviser as its agent in the Fund’s discretion. Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information. Without the written approval of all of the parties to this Agreement, no party to this Agreement shall disclose Confidential Information except: (i) to its employees, consultants, legal advisers or auditors having a need to know such Confidential Information; (ii) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (iii) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

(b) No party to this Agreement may make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (i) it received rightfully from another party prior to its receipt from the disclosing party; (ii) the disclosing party discloses generally without any obligation of confidentiality; (iii) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (iv) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of two (2) years following the expiration or termination of this Agreement.

(c) Notwithstanding anything herein to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated hereby.

15.	USE OF NAMES.

(a) The Sub-Adviser from time to time shall make available, without charge to the Adviser or the Fund, any marks or symbols owned by the Sub-Adviser (the “Mark”), including marks or symbols containing the Mark or any variation thereof, to use in the Fund’s Prospectus and/or Fund sales literature. Upon termination of this Agreement, the Adviser and the Fund must promptly cease use of the Mark.

(b) During the term of this Agreement and after its termination, the Sub-Adviser shall not use the name of the Fund, the Adviser or any combination or derivation thereof in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser and the Fund. Notwithstanding the foregoing, the Sub-Adviser may disclose its relationship with the Adviser in specific marketing materials to prospective accounts and include the Sub-Adviser Account’s performance therein.

(c) The Sub-Adviser shall not use the name of the Fund on any checks, bank drafts, bank statements or forms (for other than internal use) in a manner not approved by the Fund prior thereto in writing; provided however, that the approval of the Fund shall not be required for the use of the Fund’s name which merely refers in accurate and factual terms to the Fund in connection with the Sub-Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

16.	NOTICES.

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, electronic mail, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:
Alpha Growth Management, LLC

500 Newport Center Drive, Suite 680

Newport Beach, CA 92660

Attn: Danny Swick

SUB-ADVISER:
Haven Asset Management (Interval Funds) LLC

537 Steamboat Road, Suite 302

Greenwich, CT 06830
Attn: Managing Member

FUND:
Alpha Alternative Assets Fund
Alpha Growth Management, LLC

500 Newport Center Drive, Ste. 680

Newport Beach, CA 92660
Attn: President

17.	GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18.	COUNTERPARTS.

This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

ALPHA GROWTH MANAGEMENT, LLC

By:	/s/Danny Swick
Name:	Danny Swick
Title:	Principal

HAVEN ASSET MANAGEMENT (INTERVAL FUNDS) LLC

By:	/s/Max Holmes
Name:	Max Holmes
Title:	Chief Investment Officer

ALPHA ALTERNATIVE ASSETS FUND

By:	/s/Gobind Sahney
Name:	Gobind Sahney
Title:	President

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